As filed with the Securities and Exchange Commission on July 15, 2021

Registration No. 333-231902 and 333-231902-01

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

Post-Effective Amendment No. 2

FORM F-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

_________________________

Lloyds Banking Group plc
(Exact Name of Registrant as Specified in Its Charter)

Scotland
(State or Other Jurisdiction of Incorporation or Organization)

Not Applicable
(I.R.S. Employer Identification No.)

25 Gresham Street
London EC2V 7HN
United Kingdom

011-44-207-626-1500
(Address and Telephone Number of Registrant’s Principal Executive Offices)

Lloyds Bank plc
(Exact Name of Registrant as Specified in Its Charter)

United Kingdom
(State or Other Jurisdiction of Incorporation or Organization)

Not Applicable
(I.R.S. Employer Identification No.)

25 Gresham Street
London EC2V 7HN
United Kingdom

011-44-207-626-1500
(Address and Telephone Number of Registrant’s Principal Executive Offices)

_________________________

Adriana Maestas
Chief Legal Officer

North America

Lloyds Bank Corporate Markets

1095 Avenue of the Americas

New York, NY 10036

212-930-5007
(Name, Address and Telephone Number of Agent for Service)

_________________________

Please send copies of all communications to:
John W. Banes

DAVIS POLK & WARDWELL LLP

450 Lexington Avenue

New York, New York 10017

Tel. No.: 212-450-4000

_________________________

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) please check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company ☐

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

† The term “new or revised financial accounting standards” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

_______________________

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered/Proposed maximum aggregate price per unit/Proposed maximum aggregate offering price(1)	Amount of registration fee(2)
Debt Securities of Lloyds Banking Group plc Senior Debt Securities Subordinated Debt Securities	Unspecified Unspecified	$ 0 $ 0
Debt Securities of Lloyds Bank plc Senior Debt Securities	Unspecified	$ 0 $ 0
Capital Securities of Lloyds Banking Group plc	Unspecified	$ 0
Ordinary Shares of Lloyds Banking Group plc(3)	Unspecified	$ 0

______________

(1)	An unspecified aggregate initial offering price, aggregate number of, or principal amount of, the debt securities of Lloyds Banking Group plc, the debt securities of Lloyds Bank plc, or the capital securities, the ordinary shares of Lloyds Banking Group plc, as the case may be, are being registered as may from time to time be offered at unspecified prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. This Registration Statement also relates to offers and sales of securities in connection with market-making transactions by and through certain affiliates of the Registrants.

(2)	An unspecified aggregate initial offering price or number of the securities is being registered as may from time to time be offered at unspecified prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. In accordance with Rules 456(b) and 457(r) under the Securities Act, the Registrants are deferring payment of all the registration fees.

(3)	The ordinary shares are being registered in connection with issuances from time to time of ordinary shares either independently of or following the conversion of capital securities of Lloyds Banking Group plc. American depositary shares issuable upon deposit of the ordinary shares registered hereby have been registered under a separate Registration Statement on Form F-6 (Registration Statement No. 333-218363).

Explanatory Note

This Post-Effective Amendment No. 2 (“Amendment”) to the Registration Statement on Form F-3 (Registration No. 333-231902 and Registration No. 333-231902-01) (the “Registration Statement”) is being filed for the purpose of: (i) updating the cover of the Registration Statement by disclosing the name, address and telephone number of the new agent for service of process and (ii) updating the signatures of the new authorized representative in the United States, for both Lloyds Banking Group plc and Lloyds Bank plc. Except as revised to reflect these amendments, this Amendment does not update, amend or modify any other information, statement or disclosure contained in the Registration Statement. This Amendment shall become effective immediately upon filing with the Securities and Exchange Commission.

EXHIBIT INDEX

Number	Description
1.1*	Form of Underwriting Agreement for the senior debt securities of Lloyds Banking Group plc (previously filed as Exhibit 1.1 to Form F-3 ASR on June 3, 2019).
1.2*	Form of Underwriting Agreement for the subordinated debt securities of Lloyds Banking Group plc (previously filed as Exhibit 1.2 to Form F-3 ASR on June 3, 2019).
1.3*	Form of Underwriting Agreement for the capital securities of Lloyds Banking Group plc (previously filed as Exhibit 1.3 to Form F-3 ASR on June 3, 2019).
1.4**	Form of Share Certificate.
1.5*	Form of Underwriting Agreement for the senior debt securities of Lloyds Bank plc (previously filed as Exhibit 1.5 to Form F-3 POSASR on July 31, 2019).
4.1*	Senior Debt Securities Indenture between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of July 6, 2010 (previously filed as Exhibit 4.1 to Form 8-A12B on July 16, 2010).
4.2*	First Supplemental Indenture to the Senior Debt Securities Indenture between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of July 6, 2016 (previously filed as Exhibit 4.1 to Form 6-K on July 6, 2016).
4.3*	Second Supplemental Indenture to the Senior Debt Securities Indenture between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of January 11, 2017 (previously filed as Exhibit 4.1 to Form 6-K on January 11, 2017).
4.4*	Third Supplemental Indenture to the Senior Debt Securities Indenture between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of November 7, 2017 (previously filed as Exhibit 4.1 to Form 6-K on November 7, 2017).
4.5*	Fourth Supplemental Indenture to the Senior Debt Securities Indenture between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of March 22, 2018 (previously filed as Exhibit 4.1 to Form 6-K on March 27, 2018).
4.6*	Fifth Supplemental Indenture to the Senior Debt Securities Indenture between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of May 8, 2018 (previously filed as Exhibit 4.1 to Form 6-K on May 9, 2018).
4.7*	Sixth Supplemental Indenture to the Senior Debt Securities Indenture between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of June 21, 2018 (previously filed as Exhibit 4.1 to Form 6-K on June 21, 2018).
4.8*	Seventh Supplemental Indenture to the Senior Debt Securities Indenture between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of August 16, 2018 (previously filed as Exhibit 4.1 to Form 6-K on August 16, 2018).
4.9*	Eighth Supplemental Indenture to the Senior Debt Securities Indenture between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of March 12, 2019 (previously filed as Exhibit 4.1 to Form 6-K on March 12, 2019).
4.10*	Subordinated Debt Securities Indenture among Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of November 4, 2014 (previously filed as Exhibit 4.1 to Form 6-K on November 4, 2014).
4.11*	First Supplemental Indenture to the Subordinated Debt Securities Indenture among Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of November 4, 2014 (previously filed as Exhibit 4.2 to Form 6-K on November 4, 2014).
4.12*	Second Supplemental Indenture to the Subordinated Debt Securities Indenture among Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of December 1, 2015 (previously filed as Exhibit 4.15 to Form F-3ASR on June 2, 2016).
4.13*	Third Supplemental Indenture to the Subordinated Debt Securities Indenture among Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of December 10, 2015 (previously filed as Exhibit 4.16 to Form F-3ASR on June 2, 2016).
4.14*	Fourth Supplemental Indenture to the Subordinated Debt Securities Indenture among Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of March 24, 2016 (previously filed as Exhibit 4.1 to Form 6-K on March 24, 2016).
4.15*	Form of Fifth Supplemental Indenture to the Subordinated Debt Securities Indenture between Lloyds Banking Group plc, as issuer, and The Bank of New York Mellon acting through its London Branch, as trustee (incorporated herein by reference from Exhibit 4.2 to the Form F-4 filed with the Commission on October 7, 2016).
4.16*	Form of Sixth Supplemental Indenture to the Subordinated Debt Securities Indenture between Lloyds Banking Group plc, as issuer, and The Bank of New York Mellon acting through its London Branch, as trustee (incorporated herein by reference from Exhibit 4.3 to the Form F-4 filed with the Commission on October 7, 2016).
4.17*	Seventh Supplemental Indenture to the Subordinated Debt Securities Indenture among Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of January 9, 2018 (previously filed as Exhibit 4.1 to Form 6-K on January 9, 2018).
4.18*	Capital Securities Indenture between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of March 6, 2014 (previously filed as Exhibit 4.1 to Form F-4 on March 6, 2014).
4.19*	First Supplemental Indenture to the Capital Securities Indenture between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of April 7, 2014 (previously filed as Exhibit 4.1 to Form 6-K on April 7, 2014).

4.20*	Second Supplemental Indenture to the Capital Securities Indenture between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of October 10, 2018 (previously filed as Exhibit 4.1 to Form 6-K on October 11, 2018).
4.21*	Amended and Restated Deposit Agreement among Lloyds Banking Group plc, The Bank of New York Mellon and all holders from time to time of American Depositary Receipts issued thereunder, including the Form of the American Depositary Receipt (previously filed as an Exhibit to the Registration Statement on Form F-6 filed on December 2, 2013, Registration No. 333-192625).
4.22*

Third Supplemental Indenture to the Capital Securities Indenture between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Trustee, dated as of June 19, 2019 (previously filed as Exhibit 4.1 to Form 6-K on June 19, 2019).

4.23*	Form of Senior Debt Indenture between Lloyds Bank plc, as Issuer, and The Bank of New York Mellon, as Trustee (previously filed as Exhibit 4.23 to Form F-3 POSASR on July 31, 2019).
5.1*	Opinion of CMS Cameron McKenna Nabarro Olswang LLP, Scottish solicitors to Lloyds Banking Group plc, as to the validity of the debt securities and the enforceability of subordination provisions of the subordinated debt securities issued by Lloyds Banking Group plc (previously filed as Exhibit 5.1 to Form F-3 ASR on June 3, 2019).
5.2*	Opinion of CMS Cameron McKenna Nabarro Olswang LLP, Scottish solicitors to Lloyds Banking Group plc, as to the validity of the capital securities issued by Lloyds Banking Group plc (previously filed as Exhibit 5.2 to Form F-3 ASR on June 3, 2019).
5.3*	Opinion of CMS Cameron McKenna Nabarro Olswang LLP, Scottish solicitors to Lloyds Banking Group plc, as to the validity of the ordinary shares issued by Lloyds Banking Group plc (previously filed as Exhibit 5.3 to Form F-3 ASR on June 3, 2019).
5.4*	Opinion of Davis Polk & Wardwell London LLP, U.S. counsel to Lloyds Banking Group plc, as to the validity of the securities issued by Lloyds Banking Group plc (previously filed as Exhibit 5.4 to Form F-3 ASR on June 3, 2019).
5.5*	Opinion of Linklaters LLP, English counsel to Lloyds Bank plc as to the validity of the senior debt securities issued by Lloyds Bank plc (previously filed as Exhibit 5.5 to Form F-3 POSASR on July 31, 2019).
5.6*	Opinion of Davis Polk & Wardwell London LLP, U.S. counsel to Lloyds Bank plc, as to the validity of the securities issued by Lloyds Bank plc (previously filed as Exhibit 5.6 to Form F-3 POSASR on July 31, 2019).
23.1*	Consent of CMS Cameron McKenna Nabarro Olswang LLP (included in Exhibits 5.1, 5.2 and 5.3 above).
23.2*	Consent of Davis Polk & Wardwell London LLP (included in Exhibit 5.4 above).
23.3*	Consent of PricewaterhouseCoopers LLP regarding Lloyds Banking Group plc (previously filed as Exhibit 23.3 to Form F-3 ASR on June 3, 2019).
23.4*	Consent of PricewaterhouseCoopers LLP regarding Lloyds Bank plc (previously filed as Exhibit 23.4 to Form F-3 POSASR on July 31, 2019).
23.5*	Consent of Linklaters LLP (included in Exhibit 5.5 above).
23.6*	Consent of Davis Polk & Wardwell London LLP (included in Exhibit 5.6 above).
24.1*	Powers of Attorney regarding Lloyds Banking Group plc (included on signature page to Form F-3 POSASR on July 31, 2019).
24.2*	Powers of Attorney regarding Lloyds Bank plc (included on signature page to Form F-3 POSASR on July 31, 2019).
25.1*	Statement of Eligibility for the Senior Debt Securities Indenture dated as of July 6, 2010, between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Indenture Trustee (previously filed as Exhibit 25.1 to Form F-3 ASR on June 3, 2019).
25.2*	Statement of Eligibility for the Subordinated Debt Securities Indenture dated as of November 4, 2014, between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Indenture Trustee (previously filed as Exhibit 25.2 to Form F-3 ASR on June 3, 2019).
25.3*	Statement of Eligibility for the Capital Securities Indenture dated as of March 6, 2014, between Lloyds Banking Group plc, as Issuer, and The Bank of New York Mellon, as Indenture Trustee (previously filed as Exhibit 25.3 to Form F-3 ASR on June 3, 2019).
25.4*	Statement of Eligibility for the Form of Senior Debt Securities Indenture between Lloyds Bank plc, as Issuer, and The Bank of New York Mellon, as Indenture Trustee (previously filed as Exhibit 25.4 to Form F-3 POSASR on July 31, 2019).
*	Incorporated by reference.
**	To be filed by amendment or incorporated by reference to a subsequently filed report on Form 6-K.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement on Form F-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in London, United Kingdom, on July 15, 2021.

LLOYDS BANKING GROUP plc

By:	/s/ Peter Green
	Name:	Peter Green
	Title:	Head of Senior Funding and Covered Bond

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William Chalmers		July 15, 2021
William Chalmers	(Executive Director, Interim Group Chief Executive and Chief Financial Officer)

Robin Budenberg	(Chairman)

/s/ *		July 15, 2021
Alan Dickinson	(Deputy Chairman and Senior Independent Director)

Sarah Legg	(Independent Director)

/s/ *		July 15, 2021
Lord Lupton	(Independent Director)

/s/ *		July 15, 2021
Amanda Mackenzie	(Independent Director)

/s/ *		July 15, 2021
Nick Prettejohn	(Independent Director)

/s/ *		July 15, 2021
Stuart Sinclair	(Independent Director)

Catherine Woods	(Independent Director)

/s/ Adriana Maestas		July 15, 2021
Adriana Maestas	(U.S. authorized representative)

* By: /s/ Peter Green

Name: Peter Green

Title: Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement on Form F-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in London, United Kingdom, on July 15, 2021.

LLOYDS BANK plc

By:	/s/ Peter Green
	Name:	Peter Green
	Title:	Head of Senior Funding and Covered Bond

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William Chalmers		July 15, 2021
William Chalmers	(Executive Director, Interim Group Chief Executive and Chief Financial Officer)

Robin Budenberg	(Chairman)

/s/ *		July 15, 2021
Alan Dickinson	(Deputy Chairman and Senior Independent Director)

/s/*		July 15, 2021
Sarah Bentley	(RFB Independent Director)

/s/*		July 15, 2021
Brendan Gilligan	(RFB Independent Director)

/s/*		July 15, 2021
Nigel Hinshelwood	(RFB Independent Director)

Sarah Legg	(Independent Director)

/s/ *		July 15, 2021
Lord Lupton	(Independent Director)

/s/ *		July 15, 2021
Amanda Mackenzie	(Independent Director)

/s/ *		July 15, 2021
Nick Prettejohn	(Independent Director)

/s/ *		July 15, 2021
Stuart Sinclair	(Independent Director)

Catherine Woods	(Independent Director)

/s/ Adriana Maestas		July 15, 2021
Adriana Maestas	(U.S. authorized representative)

* By: /s/ Peter Green Name: Peter Green Title: Attorney-in-fact